UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting
standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Form 8-K                                First Financial Bancorp.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    As disclosed in Item 1.01 of the Current Report on Form 8-K filed by First Financial Bancorp. (the “Company”) with the Securities and Exchange Commission (“SEC”) on July 27, 2017 (the “July Form 8-K”), on July 25, 2017, the Company and MainSource Financial Group, Inc., an Indiana corporation (“MainSource”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which MainSource will merge with and into the Company (the “Merger”). As disclosed in Item 5.02 of the July Form 8-K, on July 25, 2017, the Company entered into an Employment and Non-Competition Agreement with Archie M. Brown, Jr., effective upon consummation of the Merger, pursuant to which Mr. Brown will serve as the Chief Executive Officer and President of the Company and First Financial Bank, a wholly-owned subsidiary of the Company (the “Bank”). Anthony M. Stollings (the “Executive”) is currently the President and Chief Banking Officer of the Company and the Bank. Immediately following the consummation of the Merger, Mr. Stollings will continue to hold the title “Chief Banking Officer” of the Company and the Bank but the title “President” of the Company and the Bank will be held by Mr. Brown.

(e)    On October 13, 2017, the Bank entered into an Amended and Restated Employment and Non-Competition Agreement (the “Amended Employment Agreement”) with Executive, to become effective only upon the closing of the Merger. The Amended Employment Agreement, once it becomes effective following consummation of the Merger, will supercede and replace the Employment and Non-Competition Agreement, dated November 13, 2013 (the “Current Employment Agreement”) between the Company and Executive. The Amended Employment Agreement and the Current Employment Agreement are referred to herein collectively as the “Employment Agreements.”

The following is a summary of the principal terms of the Amended Employment Agreement and a comparison of those terms to analogous provisions in the Current Employment Agreement:

(1)
Term. Assuming the Merger is consummated, the term of the Amended Employment Agreement will begin on the day immediately following the effective date of the Merger and will continue until April 30, 2019. The term will then renew automatically for successive one-year periods unless a notice of renewal is given by either party at least 90 days’ prior to the end of the then current term. The initial term of the Current Employment Agreement ended on April 30, 2014, and the agreement now renews automatically for successive one-year periods (each, a renewal term) unless either the Company or Executive gives written notice of non-renewal not less than 90 days’ prior to the end of the then current term. The renewal term of the Current Employment Agreement ends on April 30, 2018.

(2)
Services. The Amended Employment Agreement provides that Executive will serve as the Chief Banking Officer of the Bank. As discussed above, Executive is currently the President and Chief Banking Officer of the Bank and the Company. Immediately following the consummation of the Merger, Executive will no longer have the title “President” of the Company and the Bank.

(3)
Base Compensation. Under the Amended Employment Agreement, Executive will receive a base salary at the annual rate of $415,000, subject to potential increases approved by the Company’s Board or the Compensation Committee. Executive’s current annual base salary is $401,700.

(4)
Short-Term Bonus. Under the Amended Employment Agreement, Executive will be eligible to participate in the Company’s Annual Short-Term Bonus Plan (or any other short-term bonus plan established by the Company’s Board or a Board committee) (the “Bonus Plan”) with an annual target bonus opportunity equal to 50% of his annual base salary as then in effect. Currently, Executive’s target short-term bonus opportunity is 40% of his annual base salary.

(5)
Long-Term Incentive Annual Award. The Amended Employment Agreement provides that Executive will be eligible each fiscal year for a long-term incentive award, with a target award opportunity having a value on the grant date of 50% of Executive’s annual base salary as then in effect. Executive has the same right under the Current Employment Agreement to receive a long-term incentive award with a target opportunity having a value on the grant date of 50% of his annual base salary.

(6)
Restrictive Covenants. Both of the Employment Agreements prohibit Executive, during the term of the applicable employment agreement and thereafter, from disclosing confidential information of the Company, unless such disclosure is required by law, and from making public statements or taking other action that is disparaging to the Company. In addition, both of the Employment Agreements prohibit Executive from competing with the Company or its affiliated companies or soliciting their clients or hiring their employees. The noncompetition period ends six months following separation of employment, whereas the nonsolicitation ends two years following separation of employment.

(7)
Severance Benefits. Both of the Employment Agreements provide for the payment of severance benefits if, during the term of the applicable agreement or during the one-year period following expiration of such term due to the Company’s non-renewal of the term, the Company terminates Executive’s employment without “Cause” or the executive resigns his employment with “Good Reason.” Upon termination of employment by the Company without Cause (other than for disability or death) or by Executive for Good Reason, Executive is entitled to receive the following payments and benefits:

•	earned and unpaid base salary and vacation pay through the date of termination;

•	continued payment of base salary for 24 months;

•
a lump sum amount equal to two times Executive’s target bonus amount under the Bonus Plan, unless Executive is a “Covered Employee” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) for the year in which employment terminates or would have been a “Covered Employee” if he had continued his employment through the end of such year, in which case Executive will receive the lesser of (i) two times the average of bonuses earned under the Bonus Plan during the three years prior to the termination and (ii) two and one-half times the Bonus Plan target in effect for the year of termination;

•	up to twelve months of the employer portion of COBRA premium payment contributions from the Company; and

•	outplacement assistance at the Company’s expense (at a cost of up to 5% of Executive’s base salary).

(8)
Other Termination Events. If Executive’s employment is terminated by reason of his death or long-term disability, by the Company for Cause or voluntarily by Executive other than for Good Reason, the Company’s obligations to Executive are limited to payment of any accrued and unpaid base salary through the date of termination and the payment of any other benefits that are required to be provided to Executive under the terms of a plan or program in which Executive is a participant.

(9)	Change in Control. Upon a “Change in Control” of the Company, Executive’s employment term will end on the second anniversary of the date of occurrence of the Change in Control.

(10)
Section 280G. In the event that any of the payments or benefits provided under the Employment Agreements or otherwise would constitute an “excess parachute payment” as defined in Section 280G of the Code, the payments or benefits under such agreements will be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Code, if such reduction would cause Executive to retain an after-tax amount in excess of what would be retained if no reduction were made.

(11)	Defined Terms. The Amended Employment Agreement and the Current Employment Agreement include different definitions for the terms “Cause,” “Good Reason,” and “Change in Control”.

The foregoing description of the Amended Employment Agreement is a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Amended Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Important Additional Information About the Merger
The arrangements described in this report become effective upon the closing of the Merger. The Company has filed a registration statement on Form S-4 with the SEC, which includes a joint proxy statement of the Company and MainSource Financial and a prospectus of the Company, and each party will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to the Company and MainSource Financial shareholders seeking required shareholder approvals.

Before making any voting or investment decision, investors and security holders of the Company and MainSource Financial are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction.

The documents filed by the Company and MainSource Financial with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge at the Company’s website at http://www.bankatfirst.com and the documents filed by MainSource Financial may be obtained free of charge at MainSource Financial’ s website at https://www.mainsourcebank.com under the tab “Investor Relations.” Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to First Financial Bancorp, Attention: Shannon M. Kuhl, Chief Legal Officer and Corporate Secretary, 255 E. Fifth Street, Suite 2900, Cincinnati, Ohio 45202 or by calling (877) 322-9530 or from MainSource Financial upon written request to MainSource Financial Group, Inc., 2105 North State Road 3 Bypass, Greensburg, Indiana 47240, Attn: James M. Anderson, Chief Financial Officer, or by calling (812) 663-6734.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the joint proxy statement/prospectus that the Company and MainSource Financial will file with the SEC.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the transaction between the Company and MainSource Financial, which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of the Company’s and MainSource Financial’ s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by the Company and MainSource Financial with the SEC, risks and uncertainties for the Company, MainSource Financial and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource Financial’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; the inability to complete the Merger due to the failure of the Company’s or MainSource Financial’s shareholders to adopt the Merger Agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the , including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the Company’s, MainSource Financial’s or the combined company's respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither the Company nor MainSource Financial assumes any obligation to update any forward-looking statement.

Proxy Solicitation

The Company, MainSource Financial, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s and MainSource Financial’s shareholders in favor of the approval of the Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2017 annual meeting of shareholders, as previously filed with the SEC on April 13, 2017, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as previously filed with the SEC on February 24, 2017. Information about the directors and executive officers of MainSource Financial and their ownership of MainSource Financial common stock is set forth in the proxy statement for MainSource Financial’ s 2017 annual meeting of shareholders, as previously filed with the SEC on March 24, 2017. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus when they become available.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.    The following exhibits are being filed herewith:

10.1	Amended and Restated Employment Agreement and Non-Competition Agreement between and First Financial Bank and Anthony M. Stollings dated October 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ John M. Gavigan
John M. Gavigan
Senior Vice President and Chief Financial Officer

Date:	October 13, 2017

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.    Description

10.1	Amended and Restated Employment Agreement and Non-Competition Agreement between and First Financial Bank and Anthony M. Stollings dated October 13, 2017.